AMENDMENT NO. [  ]
TO
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(CLASS B AND CLASS B5 SHARES)
          The First Restated Master Distribution Agreement (Class B Shares and Class B5 Shares with respect to AIM Money Market Fund) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as the “Fund”, or collectively, the “Funds”), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement (each, a “Portfolio”), with respect to the Class B Shares of each Portfolio and Class B5 Shares of AIM Money Market Fund (the “Shares”), and INVESCO AIM DISTRIBUTORS, INC., a Delaware corporation (the “Distributor”), is hereby amended as follows:
          WHEREAS, the parties desire to amend the Agreement to:
(1)	add the following new portfolios – Invesco Alternative Opportunities Fund, Invesco Balanced Fund, Invesco California Tax-Free Income Fund, Invesco Commodities Alpha Fund, Invesco Convertible Securities Fund, Invesco Dividend Growth Securities Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Fundamental Value Fund, Invesco FX Alpha Plus Strategy Fund, Invesco FX Alpha Strategy Fund, Invesco Global Advantage Fund, Invesco Global Dividend Growth Securities Fund, Invesco Health Sciences Fund, Invesco High Yield Securities Fund, Invesco International Growth Equity Fund, Invesco Large Cap Relative Value Fund, Invesco Mid-Cap Value Fund, Invesco Municipal Fund, Invesco Natural Resources Fund, Invesco New York Tax-Free Income Fund, Invesco Pacific Growth Fund, Invesco S&P 500 Index Fund, Invesco Small-Mid Special Value Fund, Invesco Special Value Fund, Invesco Tax-Exempt Securities Fund, Invesco Technology Fund, Invesco U.S. Mid Cap Value Fund, Invesco U.S. Small Cap Value Fund, Invesco U.S. Small/Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco Van Kampen American Franchise Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Asset Allocation Conservative Fund, Invesco Van Kampen Asset Allocation Growth Fund, Invesco Van Kampen Asset Allocation Moderate Fund, Invesco Van Kampen California Insured Tax Free Fund, Invesco Van Kampen Capital Growth Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Core Equity Fund, Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Corporate Bond Fund, Invesco Van Kampen Emerging Markets Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Equity Premium Income Fund, Invesco Van Kampen Global Bond Fund, Invesco Van Kampen Global Equity Allocation Fund, Invesco Van Kampen Global Franchise Fund, Invesco Van Kampen Global Tactical Asset Allocation Fund, Invesco Van Kampen Government Securities Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Harbor Fund, Invesco Van Kampen High Yield Fund, Invesco Van Kampen High Yield Municipal Fund, Invesco Van Kampen Insured Tax Free Income Fund, Invesco Van Kampen Intermediate Term Municipal Income Fund, Invesco Van Kampen International Advantage Fund, Invesco Van Kampen International Growth Fund, Invesco Van Kampen Leaders Fund, Invesco Van Kampen Limited Duration Fund, Invesco Van Kampen Mid Cap Growth Fund, Invesco Van Kampen Money Market Fund, Invesco Van Kampen Municipal Income Fund, Invesco Van Kampen New York Tax Free Income Fund, Invesco Van Kampen

Pennsylvania Tax Free Income Fund, Invesco Van Kampen Real Estate Securities Fund, Invesco Van Kampen Small Cap Growth Fund, Invesco Van Kampen Small Cap Value Fund, Invesco Van Kampen Strategic Municipal Income Fund, Invesco Van Kampen Technology Fund, Invesco Van Kampen U.S. Mortgage Fund, Invesco Van Kampen Utility Fund and Invesco Van Kampen Value Opportunities Fund, effective February___, 2010; and
(2)	to reflect the addition of Class B5 shares to AIM Money Market Fund, effective February ___, 2010;
          NOW, THEREFORE, Schedule A to the Agreement is hereby deleted in its entirety and replaced with Schedule A attached to this amendment.
          All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.
Dated: February ___, 2010

Each FUND listed on Schedule A on behalf of the Shares of each Portfolio listed on Schedule A
By:
	Name:	John M. Zerr
	Title:	Senior Vice President

INVESCO AIM DISTRIBUTORS, INC.
By:
	Name:	John S. Cooper
	Title:	President

“SCHEDULE A
TO
FIRST RESTATED
MASTER DISTRIBUTION AGREEMENT
(CLASS B AND CLASS B5 SHARES)
AIM COUNSELOR SERIES TRUST
Portfolios – Class B Shares
AIM Core Plus Bond Fund
AIM Multi-Sector Fund
AIM Select Real Estate Income Fund
AIM Structured Core Fund
AIM Structured Growth Fund
AIM Structured Value Fund
Invesco Balanced Fund
Invesco California Tax-Free Income Fund
Invesco Dividend Growth Securities Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco Fundamental Value Fund
Invesco Large Cap Relative Value Fund
Invesco New York Tax-Free Income Fund
Invesco S&P 500 Index Fund
Invesco Van Kampen American Franchise Fund
Invesco Van Kampen Core Equity Fund
Invesco Van Kampen Equity and Income Fund
Invesco Van Kampen Equity Premium Income Fund
Invesco Van Kampen Growth and Income Fund
Invesco Van Kampen Money Market Fund
Invesco Van Kampen Pennsylvania Tax Free Income Fund
Invesco Van Kampen Small Cap Growth Fund
AIM EQUITY FUNDS
Portfolios – Class B Shares
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Diversified Dividend Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Summit Fund
AIM FUNDS GROUP
Portfolios – Class B Shares
AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Core Equity Fund
AIM International Small Company Fund

AIM Mid Cap Basic Value Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM GROWTH SERIES
Portfolios – Class B Shares
AIM Balanced-Risk Retirement Now Fund
AIM Balanced-Risk Retirement 2010 Fund
AIM Balanced-Risk Retirement 2020 Fund
AIM Balanced-Risk Retirement 2030 Fund
AIM Balanced-Risk Retirement 2040 Fund
AIM Balanced-Risk Retirement 2050 Fund
AIM Basic Value Fund
AIM Conservative Allocation Fund
AIM Global Equity Fund
AIM Growth Allocation Fund
AIM Income Allocation Fund
AIM International Allocation Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund
AIM Small Cap Growth Fund
Invesco Convertible Securities Fund
Invesco Van Kampen Asset Allocation Conservative Fund
Invesco Van Kampen Asset Allocation Growth Fund
Invesco Van Kampen Asset Allocation Moderate Fund
Invesco Van Kampen Harbor Fund
Invesco Van Kampen Leaders Fund
Invesco Van Kampen Real Estate Securities Fund
Invesco Van Kampen U.S. Mortgage Fund
AIM INTERNATIONAL MUTUAL FUNDS
Portfolios – Class B Shares
AIM Asia Pacific Growth Fund
AIM European Growth Fund
AIM Global Growth Fund
AIM Global Small & Mid Cap Growth Fund
AIM International Core Equity Fund
AIM International Growth Fund
AIM INVESTMENT FUNDS
Portfolios – Class B Shares
AIM Balanced-Risk Allocation Fund
AIM China Fund
AIM Developing Markets Fund
AIM Global Health Care Fund

AIM International Total Return Fund
AIM Japan Fund
AIM Trimark Fund
AIM Trimark Endeavor Fund
AIM Trimark Small Companies Fund
Invesco Alternative Opportunities Fund
Invesco Commodities Alpha Fund
Invesco FX Alpha Plus Strategy Fund
Invesco FX Alpha Strategy Fund
Invesco Global Advantage Fund
Invesco Global Dividend Growth Securities Fund
Invesco Health Sciences Fund
Invesco International Growth Equity Fund
Invesco Natural Resources Fund
Invesco Pacific Growth Fund
Invesco Van Kampen Emerging Markets Fund
Invesco Van Kampen Global Bond Fund
Invesco Van Kampen Global Equity Allocation Fund
Invesco Van Kampen Global Franchise Fund
Invesco Van Kampen Global Tactical Asset Allocation Fund
Invesco Van Kampen International Advantage Fund
Invesco Van Kampen International Growth Fund
AIM INVESTMENT SECURITIES FUNDS
Portfolios – Class B Shares
AIM Core Bond Fund
AIM Dynamics Fund
AIM Global Real Estate Fund
AIM High Yield Fund
AIM Income Fund
AIM Money Market Fund
AIM Municipal Bond Fund
AIM Real Estate Fund
AIM U.S. Government Fund
Invesco High Yield Securities Fund
Invesco Van Kampen Core Plus Fixed Income Fund
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen Government Securities Fund
Invesco Van Kampen High Yield Fund
Invesco Van Kampen Limited Duration Fund
Portfolios – Class B5 Shares
AIM Money Market Fund
AIM SECTOR FUNDS
Portfolios – Class B Shares
AIM Energy Fund
AIM Financial Services Fund
AIM Gold & Precious Metals Fund
AIM Leisure Fund

AIM Technology Fund
AIM Utilities Fund
Invesco Mid-Cap Value Fund
Invesco Small-Mid Special Value Fund
Invesco Special Value Fund
Invesco Technology Fund
Invesco U.S. Mid Cap Value Fund
Invesco U.S. Small Cap Value Fund
Invesco U.S. Small/Mid Cap Value Fund
Invesco Value Fund
Invesco Value II Fund
Invesco Van Kampen American Value Fund
Invesco Van Kampen Capital Growth Fund
Invesco Van Kampen Comstock Fund
Invesco Van Kampen Enterprise Fund
Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Small Cap Value Fund
Invesco Van Kampen Technology Fund
Invesco Van Kampen Utility Fund
Invesco Van Kampen Value Opportunities Fund
AIM TAX-EXEMPT FUNDS
Portfolios – Class B Shares
AIM High Income Municipal Fund
Invesco Municipal Fund
Invesco Tax-Exempt Securities Fund
Invesco Van Kampen California Insured Tax Free Fund
Invesco Van Kampen High Yield Municipal Fund
Invesco Van Kampen Insured Tax Free Income Fund
Invesco Van Kampen Intermediate Term Municipal Income Fund
Invesco Van Kampen Municipal Income Fund
Invesco Van Kampen New York Tax Free Income Fund
Invesco Van Kampen Strategic Municipal Income Fund”